UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     October 17, 2005

PROQUEST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	36-3580106	1-3246
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

300 North Zeeb Road, Ann Arbor, Michigan	48103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (734) 761-4700

O	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
O	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
O	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
O	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 17, 2005, ProQuest Company (the “Company”) announced its preliminary earnings outlook for its third quarter ended October 1, 2005. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release issued on October 17, 2005 announcing the Company’s preliminary earnings outlook for its third quarter ended October 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROQUEST COMPANY

By:    /s/          Todd W. Buchardt

Todd W. Buchardt
Senior Vice President

Dated: October 19, 2005